Global. Connected. Sustainable. 3Q19 FINANCIAL RESULTS October 2019 Digital Realty the trusted foundation | powering your digital ambitions

Lumpy But Healthy Comprehensive Solutions Support Diverse Customer Base HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection #1 $100 # 2 #3 $75 $50 $25 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q19 BOOKINGS BY PRODUCT(1)(2) $52.7 mm $0.1 mm $7.4 mm $0.4 mm $8.0 mm $68.6 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. Third quarter bookings are highlighted in lighter blue. Totals may not be exact due to rounding differences. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 2

Social Media Communities of Interest Applications Attracting New Logos 64 New Logos All-Time High Biotechnology $8mm Interconnection Signings Big Data & Analytics Global Base EMEA and APAC-based Customers Joining our Global Platform DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 3

Top-Line Step Function Healthy Backlog Sets a Solid Foundation BACKLOG ROLL-FORWARD(1) COMMENCEMENT TIMING(2) $ in millions $ in millions Digital Realty Backlog Unconsolidated Joint Venture Backlog Digital Realty Backlog Unconsolidated Joint Venture Backlog $9 $15 $52 $72 $36 $8 $28 $11 $28 $13 $91 $41 $71 $71 $7 $18 2Q19 Backlog Sign Commence 3Q19 Backlog 2019 2020 2021 Totals Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 4

Holistic Approach to Customer Relationship Management Leveraging Multiple Touch Points to Maximize Relationship Value 3Q19 RE-LEASING SPREADS TURN-KEY FLEX® POWERED BASE BUILDING® COLOCATION TOTAL (1) RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE 11.1% 3.0% 1.9% 7.2% CASH CASH CASH CASH 11.4% 22.0% 1.9% 10.1% GAAP GAAP GAAP GAAP RENEWAL VOLUME (ANNUALIZED GAAP) (2) 2019 LEASE EXPIRATIONS (% OF TOTAL ABR) (3) $ in millions $152 $138 $125 $116 22.5% 19.6% 15.1% $61 # # # # 9.8% 2 4 3 1 4.3% 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1) Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended September 30, 2019. 2) Annualized GAAP represents monthly contractual base rent (defined as cash base rent before abatements) under renewed leases, adjusted for straight-line rents in accordance with GAAP, multiplied by 12. 3) Annualized base rent represents monthly contractual base rent (defined as cash base rent before abatements) under existing leases as of September 30, 2019, multiplied by 12. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 5

Constant-Currency Growth FX Represents ~ 75 bps Drag on Reported Results As Reported Constant-Currency 5.7% 4.9% 4.6% 3.5% 3.3% 2.4% (3.0%) (3.7%) 3Q18 / 3Q19 3Q18 / 3Q19 Adjusted 3Q18 / 3Q19 Stabilized 3Q18 / 3Q19 Core Revenue Growth EBITDA Growth (1) Cash NOI Growth (1) FFO per Share Growth (1) Note: Constant-currency, Adjusted EBITDA, same-capital (stabilized) cash NOI and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix. 1) Net income for the for the quarter ended September 30, 2019 was $68 million. Net income for the quarter ended September 30, 2018 was $90 million. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 6

Putting Exposure in Perspective Benefits of Scale and Diversification on Display EXPOSURE BY REVENUE 2019 CORE FFO/SHARE EXPOSURE USD CAD GBP EURO JPY HKD SGD AUD 1% 8% 0.1% 4% 80% 0% Midpoint of 0.1% 0.0% Guidance $6.55 – $6.65(1) GBP EUR 0% +/- 10% +/- 10% BENCHMARK 4% RATES 1% +/- 100 bps EXCHANGE RATES(2) U.S. DOLLAR INDEX 3Q18 3Q19 U.S. DOLLAR / U.S. DOLLAR / BRITISH POUND EURO 5.7% 4.6% INCREASE INCREASE Source: FactSet. 1) Based on the midpoint of 2019 core FFO per share guidance of $6.55 – $6.65. Core FFO is a non-GAAP financial measure. For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix. 2) Based on average exchange rates for the quarter ended September 30, 2019 compared to average exchange rates for the quarter ended September 30, 2018. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 7

Four Quarter Two-Step Beat, Dip, Shuffle, Bounce 2019E CORE FFO PER SHARE Joint Venture Portfolio Sale 1Q19 2Q19 3Q19 NOI Growth 4Q19 Mapletree 4Q19 Financings Transactions Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 8

Prudently Financed Transaction Enhances Credit Profile Reflecting a Full-Quarter Contribution

Net Debt to Adjusted EBITDA [(1)]


6.1x
18%
Floating Rate
Debt
1.1x
5.0x
4%
Floating Rate
Debt(3)
3Q19
Reported
Pro Forma for Forward
Equity and Mapletree (3)
3Q19
As Adjusted (3)

Fixed Charge Coverage Ratio [(2)]


4.3x
0.1x
4.4x
3Q19
Reported
Pro Forma for Forward
Equity and Mapletree (3)
3Q19
As Adjusted (3)

1) Calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (including our share of joint venture EBITDA) multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
2) Fixed charge coverage ratio is Adjusted EBITDA divided by total fixed charges. Total fixed charges include interest expenses, capitalized interest, scheduled debt principal payments and preferred dividends for the quarter ended September 30, 2019. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
3) Pro Forma for the full physical settlement of the $1.1 billion forward equity offering; and the consummation of the sale and joint venture transactions with Mapletree; and the proceeds therefrom repaying borrowings under our global revolving credit facilities.

DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 9

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT MATURITY SCHEDULE AS OF SEPTEMBER 30, 2019(1)(2) DEBT PROFILE (U.S. $ in billions) 99% Unsecured Unsecured Secured 6.1 YEARS 3.2% Weighted Avg. $3.3 Weighted Avg. Maturity(1)(2) Coupon(1) 82% Fixed Fixed Floating $1.6 $1.3 $1.2 $1.1 $0.9 $0.8 $0.7 $0.7 USD £ € € £ £ GBP $0.0 $0.0 $0.0 ¥ £ £ 50% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Euro Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Other Unsecured Term Loan Unsecured Credit Facilities(3) Unsecured Green Bonds Note: As of September 30, 2019. 1) Includes Digital Realty’s pro rata share of six unconsolidated joint venture loans and debt securities. 2) Assumes exercise of extension options. 3) Includes Yen Facility. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 10

Appendix DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 11

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base + Product Offerings HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection $80 $60 $40 $20 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q19 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2) $36.1 mm $3.4 mm $8.3 mm $0.4 mm $7.7 mm $56.0 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 12

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, (vii) gain on contribution to unconsolidated joint venture, net of related tax, and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Adjusted Funds from Operations (AFFO): We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rental revenue, (vi) straight-line rental expense, (vii) above- and below-market rent amortization, (viii) deferred tax expense, (ix) leasing compensation and internal lease commissions, and (x) recurring capital expenditures. Other REITs may calculate AFFO differently than we do and accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 13

Appendix Management Statements on Non-GAAP Measures EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on sale, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, and preferred stock dividends, including undeclared dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 14

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions difficulties managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the competitive environment in which we operate reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; our failure to maintain our status as a REIT for federal income tax purposes; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates, changes in the business or financial condition of us or our business; our ability to deliver high-quality properties and services, to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. All other logos are the property of their respective owners. DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 15

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Net (loss) income available to common stockholders	$ 49,827	$ 67,268
Adjustments:		
Noncontrolling interests in operating partnership	2,300	2,700
Real estate related depreciation and amortization (1)	283,090	290,757
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	13,612	3,775
Impairment of investments in real estate	-	-
(Gain) loss on sale of properties	-	(26,577)
FFO available to common stockholders and unitholders	$ 348,829	$ 337,923
Basic FFO per share and unit	$ 1.60	$ 1.58
Diluted FFO per share and unit	$ 1.59	$ 1.57
Weighted average common stock and units outstanding		
Basic	217,375	214,289
Diluted	218,755	214,937
(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement	286,718	293,957
Non-real estate depreciation	(3,628)	(3,200)
	$ 283,090	$ 290,757

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
FFO available to common stockholders and unitholders -- diluted	$ 348,829	$ 337,923
Termination fees and other non-core revenues [1]	(16,792)	(518)
Transaction and integration expenses	4,115	9,626
Loss from early extinguishment of debt	5,366	-
Loss on FX revaluation	23,136	-
Gain on contribution to unconsolidated joint venture, net of related tax	-	-
Severance accrual and equity acceleration [2]	123	645
Issuance costs associated with redeemed preferred stock	-	-
Other non-core expense adjustments	92	2,269
CFFO available to common stockholders and unitholders -- diluted	$ 364,869	$ 349,945
Diluted CFFO per share and unit	$ 1.67	$ 1.63

(1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(2) Relates to severance and other charges related to the departure of company executives and integration-related severance.

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Net (loss) income available to common stockholders	$ 49,827	$ 67,268
Interest	84,574	80,851
(Gain) loss from early extinguishment of debt	5,366	-
Tax expense	4,826	2,432
Depreciation and amortization	286,718	293,957
EBITDA	431,311	444,508
Unconsolidated JV real estate related depreciation & amortization	13,612	3,775
Severance accrual and equity acceleration	123	645
Transaction and integration expenses	4,115	9,626
(Gain) on sale / deconsolidation	-	(26,577)
Impairment of investments in real estate	-	-
Other non-core adjustments, net	6,436	2,269
Noncontrolling interests	1,077	2,667
Preferred stock dividends, including undeclared dividends	16,670	20,329
Issuance costs associated with redeemed preferred stock	-	-
Adjusted EBITDA	$ 473,344	$ 457,242

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019	Three Months Ended September 30, 2018
Rental revenues	$ 431,175	$ 438,033
Tenant reimbursements - Utilities	89,924	90,653
Tenant reimbursements - Other	43,447	47,104
Interconnection and other	59,085	57,125
Total Revenue	623,631	632,915
Utilities	106,214	108,623
Rental property operating	95,554	93,269
Property taxes	28,184	27,116
Insurance	2,541	2,355
Total Expenses	232,493	231,363
Net Operating Income	$ 391,138	$ 401,552
Less:		
Stabilized straight-line rent	$ 421	$ (907)
Above and below market rent	(3,645)	(7,191)
Cash Net Operating Income	$ 394,362	$ 409,650

DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 16

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Net Debt/LQA Adjusted EBITDA

	QE 09/30/19
Total debt at balance sheet carrying value	$ 10,924,035
Add: DLR share of unconsolidated joint venture debt	590,846
Add: Capital lease obligations	168,677
Less: Unrestricted cash	(7,190)
Net Debt as of September 30, 2019	$ 11,676,368
Net Debt / LQA Adjusted EBITDA[iii]	6.1x

(iii) Adjusted EBITDA

Net income available to common stockholders	$ 49,827
Interest expense	84,574
Loss from early extinguishment of debt	5,366
DLR share of unconsolidated joint venture interest expense	8,330
Taxes	4,826
Depreciation and amortization	286,718
EBITDA	439,641
Unconsolidated JV real estate related depreciation & amortization	13,612
Severance accrual and equity acceleration and legal expenses	123
Transaction and integration expenses	4,115
Other non-core adjustments, net	6,436
Noncontrolling interests	1,077
Preferred stock dividends, including undeclared dividends	16,670
Adjusted EBITDA	$ 481,674
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$ 1,926,696

Total Debt/Total Enterprise Value

Market value of common equity[i]	$ 28,263,171
Liquidation value of preferred equity[ii]	1,111,250
Total debt at balance sheet carrying value	10,924,035
Total Enterprise Value	$ 40,298,456
Total debt / total enterprise value	27.1%
Debt-plus-preferred-to-total-enterprise-value	29.9%

(i) Market Value of Common Equity

Common shares outstanding	208,583
Common units outstanding	9,144
Total Shares and Partnership Units	217,727
Stock price as of September 30, 2019	$ 129.81
Market value of common equity	$28,263,171

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series C Preferred	8,050	201,250
Series G Preferred	10,000	250,000
Series I Preferred	10,000	250,000
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
		1,111,250 [iv]

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 09/30/19
Total GAAP interest expense	84,574
Add: Capitalized interest	9,936
GAAP interest expense plus capitalized interest	94,510
Debt Service Ratio	5.0x

DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 17

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent QE 09/30/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) GAAP interest expense plus capitalized interest 94,510 Scheduled debt principal payments 163 Preferred dividends 16,670 Total fixed charges 111,343 Fixed charge ratio 4.3x Unsecured Debt/Total Debt QE 09/30/19 Global unsecured revolving credit facility 1,833,512 Unsecured term loan 796,232 Unsecured senior notes, net of discount 8,189,138 Secured debt, including premiums 105,153 Capital lease obligations 168,677 Total debt at balance sheet carrying value 11,092,712 Unsecured Debt / Total Debt 99.1% Net Debt Plus Preferred/LQA Adjusted EBITDA QE 09/30/19 Total debt at balance sheet carrying value 10,924,035 Less: Unrestricted cash (7,190) Capital lease obligations 168,677 DLR share of unconsolidated joint venture debt 590,846 Net Debt as of September 30, 2019 11,676,368 Preferred Liquidation Value(iv) 1,111,250 Net Debt plus preferred 12,787,618 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii) 6.6x DIGITAL REALTY | 3Q19 FINANCIAL RESULTS | OCTOBER 29, 2019 | 18